FINANCIAL GUARANTY INSURANCE COMPANY
===============================================================================


UNAUDITED INTERIM FINANCIAL STATEMENTS

JUNE 30, 2001


Balance Sheets.....................................................  1
Statements of Income................................................ 2
Statements of Cash Flows.........................................    3
Notes to Interim Financial Statements (Unaudited)..................  4





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

FINANCIAL GUARANTY INSURANCE COMPANY                                                      BALANCE SHEETS

($ IN THOUSANDS)
                                                                       JUNE 30,              DECEMBER 31,

                                                                         2001                     2000
                                                                    ------------------       ---------------
ASSETS                                                              (UNAUDITED)
Fixed maturity securities, available-for-sale,
   at fair value (amortized cost of
   $2,565,389 in 2001 and $2,391,948 in 2000)                        $2,596,710           $2,425,812
Preferred Stock, available-for-sale, at fair value
   (cost of $25,446 in 2001 and 2000)                                    26,433               25,405
Short-term investments, at cost, which approximates fair value           33,040              123,932
Cash                                                                      1,258                  991
Accrued investment income                                                37,690               37,055
Reinsurance receivable                                                    8,957                8,956
Deferred policy acquisition costs                                        68,748               68,430
Property, plant and equipment net of
   accumulated depreciation of $8,132 in 2001 and $8,015 in 2000            509                  626
Prepaid reinsurance premiums                                            124,943              132,271
Prepaid expenses and other assets                                         8,442               12,539
                                                                   ------------         ------------
            Total assets                                             $2,906,730           $2,836,017
                                                                     ==========           ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums                                                     $ 582,512            $ 581,385
Losses and loss adjustment expenses                                      46,639               46,707
Ceded reinsurance payable                                                   958                  600
Accounts payable and accrued expenses                                     6,839               15,351
Payable for securities purchased                                          9,856                    -
Current Federal income taxes payable                                     49,231               77,092
Deferred Federal income taxes payable                                    86,163               85,220
                                                                   ------------          -----------

            Total liabilities                                           782,198              806,355
                                                                    -----------           ----------

Stockholder's Equity:

Common stock, par value $1,500 per share at June 30,
  2001 and at December 31, 2000: 10,000 shares authorized,
  issued and outstanding                                                 15,000               15,000
Additional paid-in capital                                              383,511              383,511
Accumulated other comprehensive income, net of tax                       21,211               23,120
Retained earnings                                                     1,704,810            1,608,031
                                                                    -----------          -----------

            Total stockholder's equity                                2,124,532            2,029,662
                                                                    -----------          -----------

            Total liabilities and stockholder's equity               $2,906,730           $2,836,017
                                                                     ==========           ==========

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             See accompanying notes to unaudited interim financial statements
                                           -1-

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

FINANCIAL GUARANTY INSURANCE COMPANY
STATEMENTS OF INCOME

($ IN THOUSANDS)



                                                                         SIX MONTHS ENDED
JUNE 30,
                                                                         2001
 2000

(UNAUDITED)

REVENUES:

    Gross premiums written                                               $60,287              $ 55,707
    Ceded premiums written                                                (4,598)               (8,913)
                                                                        ---------             ---------


    Net premiums written                                                  55,689                46,794
    Increase in net unearned premiums                                     (8,455)               (7,158)
                                                                        ---------             ---------

    Net premiums earned                                                   47,234                39,636
    Net investment income                                                 63,393                68,113
    Net realized gains                                                    28,123                12,670
                                                                        --------              --------

        Total revenues                                                   138,750               120,419
                                                                        --------              --------

EXPENSES:

    Losses and loss adjustment expenses                                      182                (2,486)
    Amortization of deferred policy acquisition costs                      5,776                 5,490
    Other underwriting expenses                                            8,700                 7,058
                                                                        --------              --------

        Total expenses                                                    14,658                10,062
                                                                        --------              --------

        Income before provision for Federal income taxes                 124,092               110,357

    Provision for Federal income taxes                                    27,313                17,261
                                                                        --------              --------

        Net income                                                       $96,779               $93,096
                                                                         =======               =======

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             See accompanying notes to unaudited interim financial statements
                                           -2-

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FINANCIAL GUARANTY INSURANCE COMPANY                                          STATEMENTS
OF CASH FLOWS

($ IN THOUSANDS)
                                                                          SIX MONTHS
ENDED JUNE 30,
                                                                        2001
2000

(UNAUDITED)
OPERATING ACTIVITIES:

Net income                                                             $96,779                $93,096
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes                                  1,971                  2,895
   Amortization of fixed maturity securities                             4,460                  5,294
    Policy acquisition costs deferred                                   (6,094)                (6,219)
   Amortization of deferred policy acquisition costs                     5,776                  5,490
    Depreciation of fixed assets                                           117                    190
    Change in reinsurance receivable                                        (1)                   886
    Change in prepaid reinsurance premiums                               7,328                    348
    Change in accrued investment income, prepaid
       expenses and other assets                                         3,462                  7,710
    Change in unearned premiums                                          1,127                  6,810
    Change in losses and loss adjustment expense reserves                  (68)                (3,501)
    Change in ceded reinsurance payable, accounts payable and
       accrued expenses, and payable for securities purchased            1,702                 13,274
    Change in current Federal income taxes payable                     (27,861)                (2,337)
    Net realized gains on investments                                  (28,123)               (12,670)
                                                                      ---------              ---------

Net cash provided by operating activities                               60,575                111,266
                                                                      --------               --------

INVESTING ACTIVITIES:

Sales or maturities of fixed maturity securities                       733,506                608,512
Purchases of fixed maturity securities                                (884,706)              (276,021)
Net sales (purchases) of short-term investments, net                    90,892               (393,872)
                                                                    ----------              ----------

Net cash used for investing activities                                 (60,308)               (61,381)
                                                                    -----------            -----------

FINANCING ACTIVITIES:

Dividends paid                                                               -                (50,000)
                                                                 -------------              ----------
Net cash used for financing activities                                       -                (50,000)
                                                                 -------------              ----------
(Decrease)/Increase in cash                                                267                   (115)
Cash at beginning of period                                                991                    924
                                                                   -----------            -----------

Cash at end of period                                               $    1,258            $       809
                                                                    ==========            ===========
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             See accompanying notes to unaudited interim financial statements
                                           -3-

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FINANCIAL GUARANTY INSURANCE COMPANY         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2001 AND 2000
(UNAUDITED)


           (1) BASIS OF PRESENTATION

               The interim financial  statements of Financial Guaranty Insurance
               Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of
               (a) results of operations for the six months ended June 30, 2001 and 2000, (b) the financial position at June 30, 2001 and December 31, 2000, and (c) cash flows for the six months ended
               June 30, 2001 and 2000.

               These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2000 audited financial statements.

               The  preparation  of  financial  statements  in  conformity  with accounting  principles generally accepted in the United States of
               America  (GAAP)   requires   management  to  make  estimates  and
               assumptions  that  affect  the  reported  amounts  of assets  and liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements and the reported amounts of revenues  and expenses  during the  reporting  period.  Actual results could differ from those estimates.

           (2) STATUTORY ACCOUNTING PRACTICES

               The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices "prescribed or permitted" by the state insurance regulatory authorities. A reconciliation of the Company's net income and stockholder's equity on a GAAP basis to the corresponding amounts on a statutory basis for the years ended December 31, 2000 and 1999 may be found in the notes to the 2000 audited financial statements.

               In 1999,  the National  Association  of  Insurance  Commissioners
               (NAIC) adopted the  Accounting  Practice  Manual,  which includes
               Statements of Statutory Accounting Principles. The codification of Statutory Accounting Principles, which is effective January 1,
               2001, prescribes statutory accounting practices which may differ from individual state "prescribed or permitted" practices. Where there is a difference, individual state "prescribed or permitted" practice will take precedence over codified Statutory Accounting
               Principles. Management does not believe that the adoption of codification has had a material impact on statutory capital and surplus.

           (3) DIVIDENDS

               Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

               o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 2000.

               o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the State of New York Insurance
                     Department.

                                           -4-


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FINANCIAL GUARANTY INSURANCE COMPANY               NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2001 AND 2000
(UNAUDITED)


               The Company declared dividends of $0.0 million and $50.0 million during the first six months of 2001 and 2000 respectively. In addition, an extraordinary dividend of $200.0 million (approved by the State of New York Insurance Department) was paid during the third quarter 2000. The amount of the Company's surplus available for dividends during 2001 is, therefore, approximately
               $0.0 million.

           (4) INCOME TAXES

               The Company's effective Federal corporate tax rate (22.0 percent and 15.6 percent for the six months ended June 30, 2001 and 2000, respectively) is less than the statutory corporate tax rate (35 percent in 2001 and 2000) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

           (5)  REINSURANCE

               Net premiums earned are shown net of premiums ceded of $11.9 million and $9.3 million, respectively, for the six months ended
               June 30, 2001 and 2000.

(6)     COMPREHENSIVE INCOME

               Comprehensive income encompasses all changes in stockholders' equity (except those arising from transactions with stockholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:



                                                    FOR THE SIX MONTHS
                                                      ENDED JUNE 30,
                                                   2001             2000

    Net income                                   $96,779          $93,096
    Other comprehensive income:
       Change in unrealized investment gains,
       net of taxes of ($568) in 2001
           and $6,746 in 2000                     (1,055)          12,528
       Change in foreign exchange gains,
          net of taxes of ($460) in 2001 and
          $915 in 2000                              (854)           1,700
                                               ----------       ---------
    Comprehensive income                         $94,870         $107,324
                                                 =======         ========



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FINANCIAL GUARANTY INSURANCE COMPANY           NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2001 AND 2000
(UNAUDITED)



(7)     CURRENT ACCOUNTING PRONOUNCEMENTS

               The Financial  Accounting  Standards  Board  ("FASB") has issued, then  subsequently  amended  Statement  of  Financial  Accounting
               Standards   ("SFAS")   No.  133,   "Accounting   for   Derivative
               Instruments and Hedging Activities" adopted by Financial Guaranty
               Insurance  Company on January 1, 2001.  Under SFAS No.  133,  all
               derivative  instruments (including certain derivative instruments embedded in other  contracts) are to be recognized in the balance sheet at their fair  values;  changes in such fair values must be
               recognized   immediately  in  earnings  unless  specific  hedging
               criteria  are met.  At  January 1,  2001,  there was no  material impact  on the  Company's  financial  statements  related  to the adoption of SFAS 133.




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